AMENDMENT TO EMPLOYMENT AGREEMENT

     WHEREAS, Mid-Continent Federal Savings Bank (the "Bank") and Richard T. Pottorff (the "Employee") previously entered into an Employment Agreement (the "Agreement") dated March 21, 1995, and

     WHEREAS, Section 14 of this Agreement provides that amendments to this Agreement may be made in writing and signed by both parties,

     NOW THEREFORE, BE IT RESOLVED that the Agreement be amended by adoption and execution of this Amendment to the Agreement as follows.

      1. Revision to Section 4 of the Agreement by inclusion of the following phrase at the end of Section 5 as follows:

          "Notwithstanding anything herein to the contrary, the expiration date of the term of this Agreement shall be as of June 27, 1998, except as may be extend beyond that date by future action of the Board within its sole discretion in accordance with this Agreement."


     As Secretary to the Bank, I hereby certify that the foregoing Amendment was adopted and ratified by a majority vote of a meeting of the Board of Directors of the Bank, held on June 27, 1996, a quorum being present.


                                    /s/Cheryl Wilkerson
                                    Cheryl Wilkerson, Secretary

SEAL

     IN WITNESS WHEREOF, the parties to the Agreement dated March 21, 1995, do hereby execute this Amendment to the Agreement on this 27 th day of June 1996.


                                          Mid-Continent Federal Savings Bank

                                    By:   /s/Ken Dellett
                                          -------------------------
                                          Kenneth B. Dellett



                                          /s/Richard T. Pottorff
                                          -----------------------------
                                          Richard T. Pottorff, Employee

ATTEST:


/s/Cheryl Wilkerson
Cheryl Wilkerson, Secretary